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                                                                    Exhibit 23.2



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, dated February 8, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-91048.


                                                       /s/  Arthur Andersen LLP
                                                       -------------------------
                                                            Arthur Andersen LLP


Portland, Oregon
March 16, 2000